UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2023

Abercrombie & Fitch Co.
(Exact name of registrant as specified in its charter)

Delaware			1-12107	31-1469076
(State or other jurisdiction of incorporation)			(Commission File Number)	(I.R.S. Employer Identification No.)

6301 Fitch Path	New Albany	Ohio		43054
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code:		(614)	283-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value	ANF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On August 23, 2023, Abercrombie & Fitch Co. (the “Company”) issued a news release (the “Release”) reporting the Company’s unaudited financial results for the second quarter ended July 29, 2023. A copy of the Release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In conjunction with the Release, the Company also made available additional unaudited quarterly financial information for the first quarter ended April 29, 2023, the second quarter ended July 29, 2023, and for each of the quarters in the fiscal year ended January 28, 2023. The Company also made available additional unaudited financial information for the fiscal years ended January 28, 2023, January 29, 2022, January 30, 2021, and February 1, 2020. The additional financial information is included as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

In conjunction with the Release, the Company also made available an investor presentation of results for the second quarter ended July 29, 2023. The presentation, which is available under the “Investors” section of the Company’s website, located at corporate.abercrombie.com, is included as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference. Information on the Company’s website is not, and will not be deemed to be, a part of this Current Report on Form 8-K or incorporated into any other filings the Company may make with the Securities and Exchange Commission.

The Company’s management conducted a conference call on August 23, 2023 to review the Company’s financial results for the second quarter ended July 29, 2023. A copy of the transcript of the conference call is included as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 2.02, including the accompanying Exhibits, are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(a) through (c) Not applicable

(d) Exhibits:

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	News release issued by Abercrombie & Fitch Co. on August 23, 2023
99.2	Additional unaudited financial information made available by Abercrombie & Fitch Co. on August 23, 2023
99.3	Investor presentation of results for the second quarter ended July 29, 2023 made available by Abercrombie & Fitch Co. on August 23, 2023
99.4	Transcript of conference call held by management of Abercrombie & Fitch Co. on August 23, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abercrombie & Fitch Co.

Dated: August 24, 2023	By:	/s/ Scott D. Lipesky
Scott D. Lipesky
Executive Vice President, Chief Financial Officer and Chief Operating Officer